UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 2005
                                   -----------

                           BENCHMARK BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)

           Virginia                    000-18445               54-1380808
(State or other jurisdiction    (Commission File Number)     (IRS Employer
       of incorporation)                                   Identification No.)

           100 S. Broad Street
           Kenbridge, Virginia                                   23944
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (434) 676-9054

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 17, 2005, the Board of Directors of Benchmark Bankshares, Inc. appointed Michael O. Walker as director. Mr. Walker will serve as a director until the 2005 annual meeting of stockholders, scheduled for May 19, 2005.

Mr. Walker was also appointed as President and CEO of the company's only subsidiary, Benchmark Community Bank, effective as of June 1, 2005. Mr. Walker will succeed Ben L. Watson, III, who will retire as of that date.

Mr. Walker has served as Recording Secretary of the Company since 1983. He was promoted to the position of Executive Vice President of the Bank in 2002, after having served as Senior Vice President since 1993 with responsibility for branch administration and marketing. He joined the Bank in 1974, and previous positions include Branch Manager, Assistant Vice President and Vice President.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BENCHMARK BANKSHARES, INC.
                                  (Registrant)



Date:  February 18, 2005
                                                By:      /s/ Ben L. Watson, III
                                                         ----------------------

                                                         Ben L. Watson, III
                                                         President and CEO